UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           _____________________

                                 FORM 8-K
                           _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-25380


                      Date of Report: October 10, 2005



                       ULTRADATA SYSTEMS, INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                                        43-1401158
  -----------------------------------------------------------------------
  (State of other jurisdiction of                 (IRS Employer
   incorporation or organization                   Identification No.)


    1240 Dielman Industrial Court, St. Louis, MO           63132
    --------------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)


                                (314) 997-2250
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities

     In eight transactions taking place between August 17, 2005 and October 10, 2005, Ultradata has sold a total of 1,081,956 shares of common stock to Golden Gate Investors, Inc. The shares were sold for a total of $88,000, consisting of (a) conversion of $8,000 in principal amount of a convertible debenture that Ultradata sold to Golden Gate in February 2005 and (b) payment of $80,000 upon exercise of a warrant that Ultradata issued to Golden Gate in February 2005.

     Further information about the derivative securities held by Golden Gate is available in Ultradata's registration statement on Form SB-2 (File No. 333-123746).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ULTRADATA SYSTEMS, INCORPORATED
Dated: October 14, 2005
                                     By: /s/ Monte Ross
                                     ------------------------------------
                                     Monte Ross, Chief Executive Officer